Exhibit 1.1

Clear Street Group Inc.

Class A Common Stock

Underwriting Agreement

[•], 2026

Goldman Sachs & Co. LLC

BofA Securities, Inc.

Morgan Stanley & Co. LLC

UBS Securities LLC

Clear Street LLC

As representatives (the “Representatives”) of the several Underwriters, named in Schedule I hereto,

c/o Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282-2198

c/o BofA Securities, Inc.

One Bryant Park

New York, New York 10036

c/o Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036-8293

c/o UBS Securities LLC

11 Madison

New York, New York 10010

c/o Clear Street LLC

4 World Trade Center

150 Greenwich St., Floor 45

New York, New York 10007

Ladies and Gentlemen:

Clear Street Group Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated in this agreement (this “Agreement”), to issue and sell to the underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of [•] shares (the “Firm Shares”) of Class A common stock, par value $0.00001 per share, of the Company (“Class A Common Stock”) and, at the election of the Underwriters, up to [•] additional shares of Class A Common Stock (the “Optional Shares” and together with the Firm Shares, the “Shares”).

Goldman Sachs & Co. LLC (the “Directed Share Underwriter”) has agreed to reserve up to [•] Shares to be purchased by it under this Agreement for sale at the direction of the Company to certain parties related to the Company (collectively, the “Participants”). The Shares to be sold by the Directed Share Underwriter pursuant to the Directed Share Program are hereinafter called the “Directed Shares.” Any Directed Shares not confirmed for purchase by the deadline established therefor by the Directed Share Underwriter in consultation with the Company will be offered to the public by the Underwriters as set forth in the Prospectus.

The Company hereby confirms the engagement of Goldman Sachs & Co. LLC as, and Goldman Sachs & Co. LLC hereby confirms its agreement with the Company to render services as, a “qualified independent underwriter” within the meaning of Rule 5121 (“Rule 5121”) of the Financial Industry Regulatory Authority, Inc. (“FINRA”) with respect to the offering and sale of the Shares (Goldman Sachs & Co. LLC acting in such capacity, the “QIU”). No compensation will be paid to the QIU for its services as a qualified independent underwriter.

1. The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a) A registration statement on Form S-1 (File No. 333-292822) (the “Initial Registration Statement”) in respect of the Shares has been filed with the Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to the Representatives, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement has been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose or pursuant to Section 8A of the Act has been initiated or, to the knowledge of the Company, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; the Preliminary Prospectus relating to the Shares that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1(c) hereof) is hereinafter called the “Pricing Prospectus”; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the “Prospectus”; any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Act or Rule 163B under the Act is hereinafter called a “Testing-the-Waters Communication”; any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Act is hereinafter called a “Written Testing-the-Waters Communication”; and any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Shares is hereinafter called an “Issuer Free Writing Prospectus”);

(b) (A) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and (B) each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information (as defined in Section 9(b) of this Agreement);

(c) For the purposes of this Agreement, the “Applicable Time” is [•] [a.m./p.m.] (New York City time) on the date of this Agreement. The Pricing Prospectus, as supplemented by the information listed on Schedule II(c) hereto, taken together (collectively, the “Pricing Disclosure Package”), as of the Applicable Time, did not, and as of each Time of Delivery (as defined in Section 4(a) of this Agreement) will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus and each Written Testing-the-Waters Communication does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each Issuer Free Writing Prospectus and each Written Testing-the-Waters Communication, as supplemented by and taken together with the Pricing Disclosure Package, as of the Applicable Time, did not, and as of each Time of Delivery will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in reliance upon and in conformity with the Underwriter Information;

(d) No documents were filed by the Company with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement, except as set forth on Schedule II(b) hereto;

(e) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement, as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, and as of each Time of Delivery, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information;

(f) Neither the Company nor any of its subsidiaries has, since the date of the latest audited financial statements included in the Pricing Prospectus, (i) sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, (ii) entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole, or (iii) purchased any of its outstanding capital stock (except as it relates to clause (B) below), nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock, in each case otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, there has not been (x) any change in the capital stock (other than as a result of (A) the exercise or vesting, if any, of stock options or vesting or settlement of restricted stock units (“RSUs”) (including any “net” or cashless exercises or settlements, respectively), or the award, if any, of stock options, restricted stock, RSUs or other awards in the ordinary course of business pursuant to the Company’s equity plans that are described in the Pricing Prospectus and the Prospectus, (B) the repurchase of shares of stock, or forfeiture of any RSUs or stock options, upon termination of the holder’s employment or service with the Company pursuant to agreements providing for an option to repurchase, (C) the issuance, if any, of stock upon conversion, exercise, exchange or reclassification of Company securities as described in the Pricing Prospectus and the Prospectus), or long-term or short-term debt of the Company or any of its subsidiaries, or (D) issuances otherwise set forth or contemplated in the Pricing Prospectus or (y) any Material Adverse Effect (as defined below); as used in this Agreement, “Material Adverse Effect” shall mean any material adverse change or effect, or any development involving a prospective material adverse change or effect, in or affecting (A) the business, properties, general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, except as set forth or contemplated in the Pricing Prospectus, or (B) the ability of the Company to perform its obligations under this Agreement, including the issuance and sale of the Shares, or to consummate the transactions contemplated in the Pricing Prospectus and the Prospectus;

(g) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case if any, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under, to the Company’s knowledge, valid, subsisting and enforceable leases (subject to the effects of (i) bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganizations, moratorium or other similar laws relating to or affecting the rights or remedies of creditors generally, (ii) the application of general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether enforcement is considered in proceedings at law or in equity and (iii) applicable law and public policy with respect to rights to indemnity and contribution) with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

(h) Each of the Company and each of its subsidiaries has been (i) duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization (where such concept exists), with power and authority (corporate and other) to own its properties and conduct its business as described in the Pricing Prospectus, and (ii) duly qualified as a foreign corporation for the transaction of business and is in good standing (where such concept exists) under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except, in the case of this clause (ii), where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and each significant subsidiary of the Company (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Act), if any, has been listed in the Registration Statement;

(i) The Company has an authorized capitalization as set forth in the Pricing Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and conform in all material respects to the description of the capital stock contained in the Pricing Disclosure Package and Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for three (3) Class B units held by three (3) third-party broker-dealers in Clear Street LLC (“CS LLC”) and, in the case of any foreign subsidiary, for directors’ qualifying shares) are owned directly or indirectly by the Company free and clear of all liens, encumbrances, equities or claims, except for such liens or encumbrances described in the Pricing Disclosure Package and the Prospectus;

(j) Other than as set forth in the Pricing Prospectus, the Company has not sold, issued or distributed any shares of Class A Common Stock or any shares of the Company’s Class B Common Stock, par value $0.00001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Stock”) during the six month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants;

(k) The Shares to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform in all material respects to the description of the Class A Common Stock contained in the Pricing Disclosure Package and the Prospectus; and the issuance of the Shares is not subject to any preemptive or similar rights, in each case other than rights that have been complied with or waived in writing as of the date of this Agreement;

(l) The issue and sale of the Shares and the compliance by the Company with this Agreement and the consummation of the transactions contemplated in this Agreement and the Pricing Prospectus will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (A) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (B) the certificate of incorporation or by-laws (or other applicable organizational document) of the Company or any of its subsidiaries, or (C) any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties except, in the case of clauses (A) and (C) for such defaults, breaches, or violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or regulatory body is required for the issue and sale of the Shares by the Company or the consummation by the Company of the transactions contemplated by this Agreement, except such as have been obtained under the Act, the approval by FINRA of the underwriting terms and arrangements, and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

(m) Neither the Company nor any of its subsidiaries is (i) in violation of its certificate of incorporation or by-laws (or other applicable organizational document), (ii) in violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, or (iii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of the foregoing clauses (ii) and (iii), for such violations or defaults as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(n) The statements set forth in the Pricing Prospectus and Prospectus under the caption “Description of Capital Stock,” insofar as they purport to constitute a summary of the terms of the Company’s capital stock, under the caption “Material U.S. Federal Income and Estate Tax Considerations to Non-U.S. Holders,” and under the caption “Underwriting (Conflicts of Interest),” insofar as they purport to describe the provisions of the laws (other than laws, rules and regulations relating to selling restrictions in various foreign jurisdictions) and documents referred to therein and subject to the limitations, conditions and assumptions set forth therein, are accurate, complete and fair in all material respects; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information (as defined herein);

(o) Other than as set forth in the Pricing Prospectus there are no legal, governmental or regulatory investigations, actions, demands, claims, suits, arbitrations, inquiries or proceedings (“Actions”) pending to which the Company or any of its subsidiaries or, to the Company’s knowledge, any officer or director of the Company, is a party or of which any property of the Company or any of its subsidiaries or, to the Company’s knowledge, any officer or director of the Company, is the subject which would individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and, to the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or others; there are no current or pending Actions that are required under the Act to be described in the Registration Statement or the Pricing Prospectus that are not so described in all material respects in therein; and there are no statutes, regulations or contracts or other documents that are required under the Act to be filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Prospectus that are not so filed as exhibits to the Registration Statement or described in all material respects in the Registration Statement and the Pricing Prospectus;

(p) The Company is not and, immediately after giving effect to the offering and sale of the Shares and the application of the proceeds thereof, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(q) At the time of filing the Initial Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Shares, and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined under Rule 405 under the Act;

(r) Ernst & Young LLP, who has certified the financial statements of the Company and its subsidiaries as of and for the year ended December 31, 2024, and RSM US LLP, who have certified the financial statements of the Company and its subsidiaries as of and for the year ended December 31, 2023, are each independent public accountants as required by the Act and the rules and regulations of the Commission and the Public Company Accounting Oversight Board (United States) thereunder;

(s) The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) that (i) complies with the requirements of the Exchange Act that are applicable to the Company, (ii) has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles (“GAAP”) and (iii) is designed to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and

except as disclosed in the Pricing Prospectus and the Prospectus, the Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting (it being understood that this subsection shall not require the Company to comply with Section 404 of the Sarbanes Oxley Act of 2002, as amended and the rules and regulations promulgated in connection therewith (the “Sarbanes Oxley Act”) as of an earlier date than it would otherwise be required to so comply under the applicable law);

(t) Since the date of the latest audited financial statements included in the Pricing Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially and adversely affected, or is reasonably likely to materially and adversely affect, the Company’s internal control over financial reporting;

(u) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act that are applicable to the Company; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective in all material respects;

(v) This Agreement has been duly authorized, executed and delivered by the Company;

(w) Neither the Company nor any of its subsidiaries, nor any director or officer of the Company or any of its subsidiaries nor, to the knowledge of the Company, any agent, employee, affiliate or other individual or entity (“Person”) associated with or acting on behalf of the Company or any of its subsidiaries or affiliates has, in any manner (i) made, offered, promised or authorized any unlawful contribution, gift, entertainment or other unlawful expense (or taken any act in furtherance thereof); (ii) made, offered, promised or authorized any direct or indirect unlawful payment; or (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or the rules and regulations thereunder, the Bribery Act 2010 of the United Kingdom or any other applicable anti-corruption, anti-bribery or related law, statute or regulation (collectively, “Anti-Corruption Laws”); the Company and its subsidiaries have conducted their businesses in compliance with Anti-Corruption Laws and have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with such laws and with the representations and warranties contained herein; neither the Company nor any of its subsidiaries will use, directly or knowingly indirectly, the proceeds of the offering in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of Anti-Corruption Laws;

(x) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with the requirements of applicable anti-money laundering laws, including, but not limited to, the Bank Secrecy Act of 1970, as amended by the USA PATRIOT ACT of 2001, and the rules and regulations promulgated thereunder, and the anti-money laundering laws of the various jurisdictions in which the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulation or guidelines issued, administered or enforced by any governmental agency that are applicable to the Company (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened; the Company and its subsidiaries have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with such laws; neither the Company nor any of its subsidiaries will, to the knowledge of the Company, use, directly or indirectly, the proceeds of the offering in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of Money Laundering Laws or to fund or facilitate any terrorist financing activities;

(y) Neither the Company nor any of its subsidiaries, nor any director or officer of the Company or any of its subsidiaries nor, to the Company’s knowledge, any agent, employee, affiliate or other Person associated with or acting on behalf of the Company or any of its subsidiaries is a Person that is, or is owned or controlled by one or more Persons that are (i) currently the subject or the target of any sanctions administered or enforced by the U.S. Government, including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person,” the European Union, His Majesty’s Treasury, the United Nations Security Council, or other relevant sanctions authority (collectively, “Sanctions”), nor (ii) located, organized, or resident in a country or territory that is the subject or target of Sanctions (a “Sanctioned Jurisdiction”), and the Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person (i) to fund or facilitate any activities of or business with any Person, or in any country or territory, that, at the time of such funding, is the subject or the target of Sanctions or (ii) in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions; since April 24, 2019, neither the Company nor any of its subsidiaries is engaged in, or has engaged in, any dealings or transactions with or involving any individual or entity that was or is, as applicable, at the time of such dealing or transaction, the subject or target of Sanctions or with any Sanctioned Jurisdiction; the Company and its subsidiaries have instituted, and maintain, policies and procedures reasonably designed to promote and achieve continued compliance with Sanctions;

(z) The financial statements included in the Registration Statement, the Pricing Prospectus and the Prospectus, together with the related schedules and notes, present fairly in all material respects the financial position of the Company and its subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its subsidiaries for the periods specified; said financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved. The supporting schedules, if any, present fairly in all material respects and in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Registration Statement, the Pricing Prospectus and the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included therein. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, the Pricing Prospectus or the Prospectus under the Act or the rules and regulations promulgated thereunder. All disclosures contained in the Registration Statement, the Pricing Prospectus and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Act, to the extent applicable;

(aa) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and each of its subsidiaries (i) own or otherwise possess adequate rights to use all patents, patent applications, trademarks and service marks (including all goodwill associated therewith) and registrations and applications thereof, trade names, domain names, copyrights and registrations and applications thereof, licenses, know-how, software, systems and technology (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures and other intellectual property) (collectively, the “Intellectual Property”) used by them in connection with the conduct of their respective businesses (as described in the Pricing Prospectus and the Prospectus), (ii) to the knowledge of the Company, do not, through the conduct of their respective businesses (as described in the Pricing Prospectus and the Prospectus), infringe or violate the Intellectual Property of any third party, and (iii) have not received any written notice of any claim of infringement or other violation of the Intellectual Property of any third party by the Company or any of its subsidiaries;

(bb) Except as described in the Registration Statement, the Pricing Prospectus or the Prospectus, or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) the Company and each of its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are reasonably adequate for, and operate and perform in all respects as required in connection with the operation of the respective businesses of the Company and its subsidiaries as currently conducted, and, to the Company’s knowledge, are free and clear of all bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants and (ii) the Company and its subsidiaries have implemented and maintained reasonable controls, policies, procedures, and safeguards to maintain and protect their confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their respective businesses, and (iii) there have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same. The Company and its subsidiaries are presently in compliance in all material respects with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, the Company’s and its subsidiaries’ internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification;

(cc) No forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) included in any of the Registration Statement, the Pricing Prospectus or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith;

(dd) Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in each of the Registration Statement, the Pricing Prospectus and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects;

(ee) There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act applicable to them, including Section 402 related to loans and Sections 302 and 906 related to certifications;

(ff) Neither the Company nor any of its affiliates has taken or will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any Shares;

(gg) The Company and each of its subsidiaries have such permits, licenses, approvals, consents, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own their respective properties and conduct their respective businesses in the manner described in the Registration Statement, the Pricing Prospectus and the Prospectus, except for any of the foregoing that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received written notice of any proceedings related to the revocation or modification of any such Permits that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(hh)  Other than (i) CS LLC, which (a) is registered with the Commission as a broker-dealer and a securities-based swap dealer and with the Commodity Futures Trading Commission (“CFTC”) as a futures commission merchant and (b) has a general permit from the Israeli Securities Authority, (ii) CS Enhanced Lending LLC (“CS Lending LLC”), which is registered with the Commission as a broker-dealer, (iii) Clear Street Derivatives LLC (“CS Derivatives”), which is registered with the Commission as a securities-based swap dealer, (iv) Clear Street Canada Inc. (“CS Canada”), which is registered with the Canadian Investment Regulatory Organization as an investment dealer registered in Canada, (v) Clear Street UK Limited (“CS UK”) which is registered with the Financial Conduct Authority as an investment firm authorized in the United Kingdom, and (vi) Clear Street Singapore Pte Ltd., (collectively with and together with each of CS LLC, CS Lending LLC, CS Derivatives, CS Canada and CS UK, the “Registered CS Entities”), which has a Capital Market Services License from the Monetary Authority of Singapore, neither the Company nor any of its subsidiaries (A) is registered, (B) is required to be registered or (C) as a result of the transactions contemplated by this Agreement will be required to register, as an investment adviser under the Investment Advisers Act of 1940, as amended, as a commodity trading advisor, commodity pool operator, swap dealer or futures commission merchant under the Commodity Exchange Act of 1936, as amended, or as a broker or a dealer under the Exchange Act or under the Blue Sky or securities laws of any applicable jurisdiction or the rules and regulations thereunder, except for any such registration, the failure of which to obtain would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(ii) Each of CS LLC and CS Lending LLC is registered as a broker-dealer with the Commission, is a member, in good standing, of FINRA and each of the Registered CS Entities is a member, in good standing, of any other self-regulatory organizations (“SRO”) or any applicable securities regulatory authority of which it is or is required to be a member and is registered or qualified as a broker-dealer or other regulated entity in each jurisdiction where the conduct of its business requires such registration or qualification, and such registrations, memberships or qualifications have not been suspended, revoked or rescinded and remain in full force and effect. Each “associated person” (as defined in the Exchange Act) (or any equivalent person under applicable foreign securities rules or regulations) of the Registered CS Entities is registered with any SRO or any applicable securities regulatory authority of which it is or is required to be a member and each jurisdiction where the association of such persons with the Registered CS Entities requires such registration, and such registrations have not been suspended, revoked or rescinded and remain in full force and effect, except to the extent that the failure to be so registered would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Other than as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, or would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the activities and operations of the Registered CS Entities have been conducted, as applicable, in compliance with all requirements of the Exchange Act (or applicable foreign equivalent), the rules and regulations of the Commission, FINRA and any applicable securities regulatory authority or other SRO including, but not limited to, (A) establishing financial and operational controls and supervisory procedures in material compliance with all applicable legal and regulatory requirements and (B) maintaining required minimum net capital and net capital in excess of levels that may require “early warning” notice to the Commission, FINRA, any other SRO or any applicable securities regulatory authority. Except as disclosed on Form BD of either CS LLC or CS Lending LLC or Form U4 for any CS LLC or CS Lending LLC personnel, none of the Registered CS Entities nor any “associated person” (as defined in the Exchange Act) (nor any equivalent person under applicable foreign securities rules or regulations) of the Registered CS Entities, is or has been subject to (i) statutory disqualification, as that term is defined in Section 3(a)(39) of the Exchange Act or (ii) a disqualification, as that term is defined in Article III, Section 4 of the FINRA By-Laws, except in each case as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. None of the Registered CS Entities (y) has submitted any early warning notice regarding sufficiency of its net capital to the Commission, FINRA or any foreign equivalent or (z) had any restriction on its business activities imposed upon it based on the sufficiency of its net capital or otherwise as a result of any violation or breach of any applicable rule or regulation. Each of the Registered CS Entities has, as applicable, (A) filed all reports, registrations, statements and certifications, together with any amendments required to be made prior to the date hereof, with (i) the Commission, (ii) FINRA, (iii) any applicable securities regulatory authority and (iv) any other SRO and (B) obtained all necessary regulatory approvals that may be required in connection with the sale of the Shares contemplated hereby, except for any such filing or approval, the failure of which to have obtained would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(jj) The Company and each of its subsidiaries, to the extent required, maintains all necessary consents, licenses, registrations, permits and any other authorizations with all applicable state, federal and other governmental authorities under Money Transmitter Laws and Virtual Currency Business Laws in the United States and any other applicable laws in non-U.S. countries relating to licensing or registration for its activities. The operations of the Company and each of its subsidiaries have, to the Company’s knowledge, been conducted in material compliance with all requirements under applicable Money Transmitter Laws and Virtual Currency Business Laws. The Company and each of its subsidiaries is not subject to any enforcement actions, regulatory inquiries and investigations, threatened, ongoing, or settled enforcement, cautionary disciplinary matters, regulatory complaints or correspondence discussing actual or potential liabilities, citations or notices of violation, and any significant proceedings before any governmental authority regarding its money transmitter or virtual currency business activities, except for any of the foregoing that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. For purposes of this paragraph, (1) “Money Transmitter Laws” means all legal or regulatory requirements relating to the licensing or registration of a person that provides services relating to the acceptance of currency, funds, or other value that substitutes for currency from one person and the transmission of currency, funds, or other value that substitutes for currency to another location or person by any means, including through a financial agency or institution, a Federal Reserve Bank or other facility of one or more Federal Reserve Banks, the Board of Governors of the Federal Reserve System, or both, an electronic funds transfer network or an informal value transfer system, or any other person engaged in the transfer of funds, and (2) “Virtual Currency Business Laws” means all legal or regulatory requirements that may be enforced by any governmental authority for activities involving virtual currency, including, but not limited to, (i) receiving virtual currency for transmission or transmitting virtual currency, (ii) storing, holding, or maintaining custody or control of virtual currency on behalf of others, (iii) buying and selling virtual currency, (iv) performing exchange services or (v) controlling, administering or issuing a virtual currency;

(kk) The Company and its subsidiaries, taken as a whole, are insured or self-insured against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged and as required by law; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, singly or in the aggregate, have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole;

(ll) (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any trade or business, whether or not incorporated, that is under common control with the Company within the meaning of Section 4001(a)(14) of ERISA or any entity that would be regarded as a single employer with the Company under Section 414(b), (c), (m) or (o) of the Code) would have any liability (each, a “Plan”) has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code, (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan, excluding transactions effected pursuant to a statutory or administrative exemption, (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no Plan has failed (whether or not waived), or is reasonably expected to fail, to satisfy the minimum funding standards (within the meaning of Section 302 of ERISA or Section 412 of the Code) applicable to such Plan, (iv) no Plan is, or is reasonably expected to be, in “at risk status” (within the meaning of Section 303(i) of ERISA) and no Plan that is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA is in “endangered status” or “critical status” (within the meaning of Section 305 of ERISA), (v) the fair market value of the assets of each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan), (vi) no “reportable event” (within the meaning of Section 4043(c) of ERISA and the regulations promulgated thereunder) has occurred or is reasonably expected to occur, (vii) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified, and, to the knowledge of the Company, nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification, (viii) neither the Company nor any member of its Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA), and (ix) none of the following events has occurred or is reasonably likely to occur: (A) a material increase in the aggregate amount of contributions required to be made to all Plans by the Company or its Controlled Group members in the current fiscal year of the Company and its Controlled Group members compared to the amount of such contributions made in the Company’s and its Controlled Group members’ most recently completed fiscal year, or (B) a material increase in the Company and its subsidiaries’ “accumulated post-retirement benefit obligations” (within the meaning of Accounting Standards Codification Topic 715-60) compared to the amount of such obligations in the Company and its subsidiaries’ most recently completed fiscal year, other than in the case of (A), an increase solely attributable to an increase arising from the renewal in the ordinary course of business of contracts with vendors, insurers, plan administrators or other similar service providers under which the benefits of such Plans are provided and in the case of (A) and (B), an increase in the number of employees covered by such Plans;

(mm) No material labor dispute with the employees of the Company or any of its subsidiaries exists, or, to the Company’s knowledge of the Company, threatened, that could, individually or in the aggregate, have a Material Adverse Effect;

(nn) Each of the Company and its subsidiaries has timely filed all tax returns that are required to be filed or has requested valid extensions thereof (except insofar as the failure to file such returns would not individually or in the aggregate, reasonably be expected to have a Material Adverse Effect) and all tax returns that have been filed have been true, correct, and complete in all material respects and has timely paid all taxes and any other assessment, fine or penalty required to be paid, except (x) any such taxes as are currently being contested in good faith and by appropriate proceedings and for which adequate reserves have been established in the financial statements of the Company included in the Pricing Prospectus in accordance with GAAP or (y) insofar as the failure to pay such taxes and other assessments would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No audit or other examination of or with respect to any tax returns or taxes of the Company or any of its subsidiaries is presently in progress, nor has the Company or any of its subsidiaries been notified of any request for such an audit or other examination that has not been fully and finally resolved, except, in each case (x) any such audit or other examination contested in good faith and by appropriate proceedings and for which adequate reserves have been established in the financial statements of the Company including in the Pricing Prospectus in accordance with GAAP or (y) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No tax deficiency has been determined adversely to the Company or any of its subsidiaries have any notice or knowledge of any tax deficiency which, in each case, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(oo) The Registration Statement, the Pricing Disclosure Package and the Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectuses and any Written Testing-the-Waters Communication comply in all material respects, and any further amendments or supplements thereto will comply in all material respects, with any applicable laws or regulations of foreign jurisdictions in which the Pricing Disclosure Package, the Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus and any Written Testing-the-Waters Communication, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program;

(pp) No authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court, other than such as have been obtained, is necessary under the securities laws and regulations of foreign jurisdictions in which the Directed Shares are offered outside the United States;

(qq) The Company has specifically directed in writing the allocation of Directed Shares to each Participant in the Directed Share Program, and neither the Directed Share Underwriter nor any other Underwriter has had any involvement or influence, directly or indirectly, in such allocation decision;

(rr) The Company has not offered, or caused the Directed Share Underwriter or its affiliates to offer, Directed Shares to any person pursuant to the Directed Share Program (i) for any consideration other than the cash payment of the initial public offering price per share set forth in Schedule II hereof or (ii) with the specific intent to unlawfully influence (x) a customer or supplier of the Company to alter the customer or supplier’s terms, level or type of business with the Company or (y) a trade journalist or publication to write or publish favorable information about the Company or its products;

(ss) From the time of initial confidential submission of a registration statement relating to the Shares with the Commission through the date hereof, the Company has been and is an “emerging growth company” as defined in Section 2(a)(19) of the Act (an “Emerging Growth Company”);

(tt) Neither the Company nor any of its subsidiaries is subject to regulation as a “bank holding company” under the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its subsidiaries owns or controls, directly or indirectly, 5% or more of the outstanding shares of any class of voting securities or 25% or more of the total equity of a bank or any entity that is subject to the BHCA or to regulation by the Federal Reserve. Neither the Company nor any of its subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA or to regulation by the Federal Reserve;

(uu) Neither the Company nor any of its subsidiaries is a “covered foreign person,” as that term is defined in 31 C.F.R. § 850.209. Neither the Company nor any of its subsidiaries currently engages, or has plans to engage, directly or indirectly, in a “covered activity,” as that term is defined in 31 C.F.R. § 850.208;

(vv) Except as disclosed in the Pricing Prospectus and the Prospectus, there are no business relationships or related party transactions which would be required to be disclosed therein by Item 404 of Regulation S-K; and

(ww) Except as disclosed in the Pricing Prospectus and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

2. Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per share of $[•], the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2 (provided that the purchase price per Optional Share shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Optional Shares), that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by the Representatives so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

The Company hereby grants to the Underwriters the right to purchase at their election up to [•] Optional Shares, at the purchase price per share set forth in the paragraph above, provided that the purchase price per Optional Share shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Optional Shares. Any such election to purchase Optional Shares may be exercised only by written notice from the Representatives to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives and the Company otherwise agree in writing, earlier than one or later than ten business days after the date of such notice.

3. Upon the authorization by the Representatives of the release of the Shares, the several Underwriters propose to offer the Shares for sale upon the terms and conditions set forth in the Pricing Disclosure Package and the Prospectus.

4. (a) The Shares to be purchased by each Underwriter hereunder, in definitive or book-entry form, and in such authorized denominations and registered in such names as the Representatives may request upon at least twenty-four hours’ prior notice to the Company shall be delivered by or on behalf of the Company to the Representatives, through the facilities of the Depository Trust Company (“DTC”), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to the Representatives at least twenty-four hours in advance. The Company will cause the certificates, if any, representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the “Designated Office”). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York City time, on [•], 2026 or such other time and date as the Representatives and the Company may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York time, on the date specified by the Representatives in the written notice given by the Representatives of the Underwriters’ election to purchase such Optional Shares, or such other time and date as the Representatives and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the “First Time of Delivery,” such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the “Second Time of Delivery,” and each such time and date for delivery is herein called a “Time of Delivery.”

(b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 8(m) hereof, will be delivered at the offices of Cooley LLP, 55 Hudson Yards, New York, New York 10001 (the “Closing Location”), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at [•] [a.m./p.m.], New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

5. The Company agrees with each of the Underwriters:

(a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act prior to the earlier of (i) the First Time of Delivery and (ii) the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Time of Delivery which shall be disapproved by the Representatives promptly after reasonable notice thereof; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish the Representatives with copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Shares, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

(b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to (i) qualify as a foreign corporation (where not otherwise required), (ii) file a general consent to service of process in any jurisdiction (where not otherwise required), or (iii) take any action that would subject it to taxation in any jurisdiction (where it is otherwise not so subject);

(c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement (or such other time as may be agreed to by the Company and the Representatives) and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act, to notify the Representatives and upon the Representatives’ request to prepare and furnish without charge to each Underwriter and to any dealer in securities (whose name and address the Representatives shall furnish to the Company) as many written and electronic copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon the Representatives’ request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as the Representatives may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

(d) To make generally available to its securityholders as soon as practicable (which may be satisfied by filing with the Commission’s Electronic Data Analysis and Retrieval System (“EDGAR”)), but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(e)(1) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus (the “Lock-Up Period”), not to (i) offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any securities of the Company that are substantially similar to the Shares, including but not limited to any stock options or warrants to purchase shares of Stock, or any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (collectively, the “Lock-Up Securities”), or publicly disclose the intention to make any offer, sale, pledge, disposition or filing or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Stock or such other securities, in cash or otherwise, without the prior written consent of Goldman Sachs & Co. LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC and UBS Securities LLC; provided, however, that the foregoing restrictions shall not apply to (1) the Shares to be sold hereunder, (2) any Stock issued upon the reclassification, conversion or exchange of shares outstanding as of the date of this Agreement, including any shares of outstanding preferred stock, (3) any Stock or any securities or other awards convertible into, exercisable for, or that represent the right to receive, Stock pursuant to any equity plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of the date of this Agreement, including the conversion of Class B Common Stock into Class A Common Stock, (4) the issuance of shares of Stock for Class A Common Stock upon the conversion or transfer of Class B Common Stock, (5) grants or settlement of stock options, RSUs or other equity or equity-based awards or restricted shares to officers, directors, employees and other service providers of the Company or its subsidiaries in accordance with the terms of the equity plans that are described in the Pricing Prospectus and the Prospectus or the issuance by the Company of any Stock upon the exercise of such instruments (including by way of “net” or “cashless” exercise), (6) the forfeiture, cancellation, surrender or repurchase of any Stock or equity awards by the Company pursuant to the terms of any equity plans, award agreements or other agreements in effect as of the date of this Agreement, including in connection with the termination of employment or service, in each case for no consideration or for consideration equal to the original purchase price, (7) the issuance or transfer of shares of Stock, or the withholding or disposition of shares of Stock, in each case solely in connection with the satisfaction of tax withholding obligations arising from the vesting, exercise, settlement or conversion of equity awards issued pursuant to the equity plans described in the Pricing Prospectus and the Prospectus; (8) the filing of any registration statement on Form S-8 or a successor form relating to the securities granted or to be granted pursuant to the equity plans that are described in the Pricing Prospectus and the Prospectus or any assumed incentive compensation plans or agreements pursuant to an acquisition or similar strategic transaction, (9) the offer or issuance of Stock in connection with an acquisition, joint venture, commercial or collaborative relationship or the acquisition or license by the Company of the securities, business property or other assets of another person or entity or pursuant to an employee benefit plan as assumed by the Company in connection with any such acquisition (collectively, a “Potential Acquisition”), provided that the aggregate number of shares of common stock that the Company may offer or issue pursuant to this clause (9) shall not exceed 10.0% of the total number of shares of Stock issued and outstanding immediately prior to the Potential Acquisition and any recipient of shares of Stock pursuant to clause (9) shall enter into a written agreement (the “Lock-Up Agreement”) substantially in the form of Annex II hereto for the remainder of the Lock-Up Period, (10) the confidential submission of a registration statement with the Commission by the Company under the Act relating to any Lock-Up Securities, provided that, with respect to this clause (10), (i) no public filing with the Commission or any other public announcement may be made during the Lock-Up Period in relation to such registration, (ii) such registration shall not result in an offer, sale, contract to sell, pledge, option to purchase, short sale or other transfer or disposition of, directly or indirectly, any Lock-Up Securities during the Lock-Up Period and (iii) the Company provides Goldman Sachs & Co. LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC and UBS Securities LLC with at least three (3) business days’ prior written notice or (11) the facilitation of establishing a trading plan for any officers or directors of the Company pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Lock-Up Securities during the Lock-Up Period; provided that no public announcement, report filing under the Exchange Act or otherwise is required of or will be voluntarily made by the Company or any such officer or director, during the Lock-Up Period regarding the establishment of such plan, and provided further that to the extent a public announcement or filing under the Exchange Act is required of the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of Stock may be made under such plan during the Lock-Up Period.

(e)(2) In addition, during the Lock-Up Period, the Company agrees to (a) enforce the “market standoff,” “holdback” or any similar transfer restrictions contained in any agreement between the Company and any of its securityholders, including, without limitation, through the issuance of stop transfer instructions to the Company’s transfer agent and registrar with respect to any transaction that would constitute a breach of, or default under, the transfer restrictions, except that this provision shall not prevent the Company from effecting such a waiver or amendment to permit a transfer of securities that would be permissible under the terms of the Lock-Up Agreement in the form attached as Annex II hereto and (b) not amend or waive any such transfer restrictions with respect to any such securities, unless it is (x) with the prior written consent of Goldman Sachs & Co. LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC and UBS Securities LLC or (y) in the same manner as such restrictions would be waived had such securityholder entered into the Lock-Up Agreement described in Section 8(k) hereof.

(e)(3) If Goldman Sachs & Co. LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC and UBS Securities LLC, in their sole discretion, agrees to release or waive the restrictions set forth in a Lock-Up Agreement described in Section 8(k) hereof for an officer or director of the Company and provides the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Annex I hereto through a major news service at least two business days before the effective date of the release or waiver;

(f) During a period of two years from the effective date of the Registration Statement, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, to furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its stockholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail; provided, however, that no reports, documents or other information need to be furnished pursuant to this Section 5(f) to the extent that they are available on EDGAR or to the extent that the provision of such information would require disclosure by the Company under Regulation FD;

(g) During a period of two years from the effective date of the Registration Statement, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, to furnish to the Representatives copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to the Representatives (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed, and (ii) such additional information concerning the business and financial condition of the Company as the Representatives may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission); provided, however that the Company may satisfy the requirements of this Section 5(g) by filing such information through the Commission’s EDGAR and that no such information need to be furnished pursuant to this Section 5(g) if such provision would require disclosure by the Company under Regulation FD;

(h) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in the Pricing Prospectus under the caption “Use of Proceeds”;

(i) To use its best efforts to list for trading, subject to official notice of issuance, the Shares on the Nasdaq Global Select Market (the “Exchange”);

(j) To file with the Commission such information on Form 10-Q or Form 10-K as may be required by Rule 463 under the Act;

(k) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

(l) Upon reasonable written request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned, transferred or sublicensed by any Underwriter, and the Company shall have the right to review, approve or revoke any such use under the License;

(m) To comply with all applicable securities and other laws, rules and regulations in each jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program; and

(n) To promptly notify the Representatives if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) completion of the distribution of the Shares within the meaning of the Act and (ii) the last Time of Delivery.

6. (a) The Company represents and agrees that, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; each Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus required to be filed with the Commission; any such free writing prospectus the use of which has been consented to by the Company and the Representatives is listed on Schedule II(a) or Schedule II(c) hereto;

(b) The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show;

(c) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus or Written Testing-the-Waters Communication authorized by the Company any event occurred or occurs as a result of which such Issuer Free Writing Prospectus or Written Testing-the-Waters Communication would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus, Written Testing-the-Waters Communication or other document which will correct such conflict, statement or omission;

(d) The Company represents and agrees that (i) it has not engaged in, or authorized any other person to engage in, any Testing-the-Waters Communications, other than Testing-the-Waters Communications with the prior consent of the Representatives with entities that the Company reasonably believes are qualified institutional buyers as defined in Rule 144A under the Act or institutions that are accredited investors as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), (a)(12) or (a)(13) under the Act, and (ii) it has not distributed, or authorized any other person to distribute, any Written Testing-the-Waters Communications, other than those distributed with the prior consent of the Representatives that are listed on Schedule II(d) hereto; and the Company reconfirms that the Underwriters have been authorized to act on its behalf in engaging in Testing-the-Waters Communications;

(e) Each Underwriter represents and agrees that any Testing-the-Waters Communications undertaken by it were with entities that such Underwriter reasonably believes are qualified institutional buyers as defined in Rule 144A under the Act or institutions that are accredited investors as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), (a)(12) or (a)(13) under the Act and (ii) it will not distribute, or authorize any other person to distribute, any Testing-the-Waters Communication, other than with the prior written authorization of the Company.

7. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, any Preliminary Prospectus, any Written Testing-the-Waters Communication, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers, (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares, (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable and documented fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey, (iv) all fees and expenses in connection with listing the Shares on the Exchange, (v) the filing fees incident to, and the reasonable and documented fees and disbursements of counsel for the Underwriters in connection with, any required review by FINRA of the terms of the sale of the Shares (including the fees and expenses of the QIU), (vi) the cost of preparing stock certificates, if applicable, (vii) the cost and charges of any transfer agent or registrar, and (viii) all other reasonable and documented costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section; provided, however, that the amount payable by the Company for the fees and disbursements of counsel to the Underwriters described in (iii) and (v) of this Section 7 shall not exceed an aggregate of $50,000. In addition, the Company shall pay or cause to be paid all fees and disbursements of counsel for the Underwriters in connection with the Directed Share Program and stamp duties, stock transfer and similar taxes or duties, if any, incurred by the Underwriters in connection with the Directed Share Program. It is understood, however, that, except as provided in this Section, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, and their travel, lodging and meal expenses in connection with any roadshow as defined in Rule 433(h) under the Act (a “roadshow”) presentation to investors, stamp duties, stock transfer and similar taxes or duties, if any, on resale of any of the Shares by them and any advertising expenses connected with any offers they may make and the Underwriters will be responsible for 50% of the cost of any chartered plane or jet, chartered in connection with any roadshow presentation to investors undertaken in connection with the offering of the Shares hereunder, with the Company bearing the remaining 50% of such costs.

8. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Applicable Time and such Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; if the Company has elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose or pursuant to Section 8A of the Act shall have been initiated or, to the Company’s knowledge, threatened by the Commission; no stop order suspending or preventing the use of the Pricing Prospectus, Prospectus or any Issuer Free Writing Prospectus shall have been initiated or, to the Company’s knowledge, threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives’ reasonable satisfaction;

(b) Cooley LLP, counsel for the Underwriters, shall have furnished to the Representatives their written opinion and negative assurance letter, dated such Time of Delivery, in form and substance satisfactory to the Representatives, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c) (i) Davis Polk & Wardwell LLP, counsel for the Company, shall have furnished to the Representatives their written opinion and negative assurance letter, dated such Time of Delivery, in form and substance satisfactory to you and (ii) McDermott Will & Schulte LLP, regulatory counsel for the Company, shall have furnished to the Representatives their written opinion, dated such Time of Delivery, in form and substance satisfactory to you;

(d) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Ernst & Young LLP shall have furnished to the Representatives a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives;

(e) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, RSM US LLP shall have furnished to the Representatives a letter or letters, dated the date of delivery thereof, in form and substance satisfactory to the Representatives;

(f) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, the Company shall have furnished to the Representatives a certificate or certificates, dated the respective dates of delivery thereof, of its chief financial officer with respect to certain financial data contained in the Pricing Disclosure Package and the Prospectus, providing “management comfort” with respect to such information, in form and substance reasonably satisfactory to the Representative;

(g) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Pricing Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Pricing Prospectus there shall not have been any change in the capital stock (other than as a result of (1) the exercise of stock options or settlement of RSUs (including any “net” or “cashless” exercises or settlements, respectively), or the vesting or award of stock options, restricted stock units, restricted stock or other awards in the ordinary course of business pursuant to the Company’s equity plans described in the Pricing Prospectus and the Prospectus, (2) the repurchase of shares of Stock, or forfeiture of any RSUs or stock options upon termination of the holder’s employment or service with the Company pursuant to agreements providing for an option to repurchase or a right of first refusal on behalf of the Company, or (3) the issuance, if any, of stock upon conversion, exercise, exchange or reclassification of Company securities as described in the Pricing Prospectus and the Prospectus) or long-term debt of the Company or any of its subsidiaries or any change or effect, or any development involving a prospective change or effect, in or affecting (x) the business, properties, general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, except as set forth or contemplated in the Pricing Prospectus, or (y) the ability of the Company to perform its obligations under this Agreement, including the issuance and sale of the Shares, or to consummate the transactions contemplated in the Pricing Prospectus and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the Representatives’ judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Pricing Prospectus and the Prospectus;

(h) On or after the Applicable Time (solely to the extent the Company has any rated debt outstanding) (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities or preferred stock by any “nationally recognized statistical rating organization”, as defined in Section 3(a)(62) of the Exchange Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities or preferred stock;

(i) On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or the Exchange, (ii) a suspension or material limitation in trading in the Company’s securities on the Exchange, (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States, (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the Representatives’ judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Pricing Prospectus and the Prospectus;

(j) The Shares to be sold at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the Exchange;

(k) FINRA has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements relating to the offering of the Shares;

(l) The Company shall have obtained and delivered to the Underwriters executed copies of an agreement from each officer, director, and substantially all stockholders of the Company, substantially to the effect set forth in Annex II hereto in form and substance satisfactory to the Representatives;

(m) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

(n) The Company shall have furnished or caused to be furnished to the Representatives at such Time of Delivery certificates of officers of the Company satisfactory to the Representatives and customary for a transaction of this type as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, and as to the matters set forth in subsections (a) and (f) of this Section and as to such other matters as you may reasonably request.

9. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus,

the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any roadshow, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act or any Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus or any Testing-the-Waters Communication, in reliance upon and in conformity with the Underwriter Information. The Company will also indemnify and hold harmless the QIU against any losses, claims, damages or liabilities incurred as a result of the QIU’s participation as a “qualified independent underwriter” within the meaning of FINRA Rule 5121 in connection with the offering of the Shares.

(b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any roadshow or any Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any roadshow or any Testing-the-Waters Communication, in reliance upon and in conformity with the Underwriter Information; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred. As used in this Agreement with respect to an Underwriter and an applicable document, “Underwriter Information” shall mean the written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the names of the Underwriters appearing on the front and back cover pages of the Preliminary Prospectus and the Prospectus; the names of the Underwriters set forth in the table of underwriters in the first paragraph under the caption “Underwriting (Conflicts of Interest);” the concession and reallowance figures appearing in the fifth paragraph under the caption “Underwriting (Conflicts of Interest),” and the information contained in the twelfth paragraph under the caption “Underwriting (Conflicts of Interest).”

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; provided that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under the preceding paragraphs of this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under the preceding paragraphs of this Section 9. If any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable and documented costs of investigation. It is understood that the indemnifying party or parties shall not, in connection with any one action or proceeding or separate but substantially similar actions or proceedings in the same jurisdiction arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time unless representation of all indemnified parties by the same firm of attorneys would be inappropriate due to actual or potential differing interests between them, in which case, the fees and expenses of such separate firm of attorneys for any indemnified party shall be paid by the indemnifying party. No indemnifying party shall, (x) without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party or (y) be liable for any settlement of any action effected without its prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed), but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Section 9, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. Notwithstanding anything contained herein to the contrary, the indemnifying party shall be liable for the reasonable fees and expenses of one additional firm of counsel (in addition to any local counsel) for the QIU in its capacity as such and all persons, if any, who control such QIU within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act.

(d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters (or the QIU in its capacity as such) on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters (or the QIU in its capacity as such) on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. Benefits received by the QIU in its capacity as such shall be deemed to be equal to the compensation, if any, received by the QIU for acting in such capacity. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters (or the QIU in its capacity as such) on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) the QIU, in its capacity as such, shall not be responsible for any amount in excess of the compensation, if any, received by the QIU for acting in such capacity. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e) The obligations of the Company under this Section 9 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each employee, officer and director of each Underwriter (and the QIU in its capacity as such) and each person, if any, who controls any Underwriter (or the QIU) within the meaning of the Act and each broker-dealer or other affiliate of any Underwriter; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters (or the QIU) may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

(f) (i) The Company will indemnify and hold harmless the Directed Share Underwriter against any losses, claims, damages and liabilities to which the Directed Share Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims damages or liabilities (or actions in respect thereof) (x) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (y)

arise out of or are based upon the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant agreed to purchase, or (z) are related to, arise out of or are in connection with the Directed Share Program, and will reimburse the Directed Share Underwriter for any legal or other expenses reasonably incurred by the Directed Share Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that with respect to clauses (y) and (z) above, the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability (or expense related thereto) is finally judicially determined to have resulted from the bad faith or gross negligence of the Directed Share Underwriter.

(ii) Promptly after receipt by the Directed Share Underwriter of notice of the commencement of any action, the Directed Share Underwriter shall, if a claim in respect thereof is to be made against the Company, notify the Company in writing of the commencement thereof; provided that the failure to notify the Company shall not relieve the Company from any liability that it may have under the preceding paragraph of this Section 9(f) except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the Company shall not relieve it from any liability that it may have to the Directed Share Underwriter otherwise than under the preceding paragraph of this Section 9(f). In case any such action shall be brought against the Directed Share Underwriter and it shall notify the Company of the commencement thereof, the Company shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to the Directed Share Underwriter (who shall not, except with the consent of the Directed Share Underwriter, be counsel to the Company), and, after notice from the Company to the Directed Share Underwriter of its election so to assume the defense thereof, the Company shall not be liable to the Directed Share Underwriter under this subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by the Directed Share Underwriter, in connection with the defense thereof other than reasonable and documented costs of investigation. The Company shall not, without the written consent of the Directed Share Underwriter, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Directed Share Underwriter is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (x) includes an unconditional release of the Directed Share Underwriter from all liability arising out of such action or claim and (y) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the Directed Share Underwriter. The Company shall not be liable for any settlement of any action effected without its prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed), but if settled with such consent or if there be a final judgment for the plaintiff, the Company agrees to indemnify the Directed Share Underwriter from and against any loss or liability by reason of such settlement or judgment.

(iii) If the indemnification provided for in this Section 9(f) is unavailable to or insufficient to hold harmless the Directed Share Underwriter under Section 9(f)(i) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then the Company shall contribute to the amount paid or payable by the Directed Share Underwriter as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Directed Share Underwriter on the other from the offering of the Directed Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then the Company shall contribute to such amount paid or payable by the Directed Share Underwriter in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Directed Share Underwriter on the other in connection with any statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Directed Share Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Directed Shares (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Directed Share Underwriter for the Directed Shares. If the loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement of a material fact or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, the relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Directed Share Underwriter on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Directed Share Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 9(f)(iii) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9(f)(iii). The amount paid or payable by the Directed Share Underwriter as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 9(f)(iii) shall be deemed to include any legal or other expenses reasonably incurred by the Directed Share Underwriter in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(f)(iii), the Directed Share Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Directed Shares sold by it and distributed to the Participants exceeds the amount of any damages which the Directed Share Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(iv) The obligations of the Company under this Section 9(f) shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each employee, officer and director of the Directed Share Underwriter and each person, if any, who controls the Directed Share Underwriter within the meaning of the Act and each broker-dealer or other affiliate of the Directed Share Underwriter.

10. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, the Representatives may in the Representatives’ discretion arrange for the Representatives or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Shares on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company that the Representatives have so arranged for the purchase of such Shares, or the Company notifies the Representatives that it has so arranged for the purchase of such Shares, the Representatives or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the Representatives’ opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

(b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

11. The respective indemnities, rights of contribution, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any director, officer, employee, affiliate or controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.

12. If this Agreement shall be terminated pursuant to Section 10 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Sections 7 and 9 hereof; but, if for any other reason (other than those set forth in subsections (i), (iii), (iv) and (v) of Section 8(h) hereof), any Shares are not delivered by or on behalf of the Company as provided herein or the Underwriters decline to purchase the Shares for any reason permitted under this Agreement, the Company will reimburse the Underwriters through the Representatives for all reasonable and documented out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company shall then be under no further liability to any Underwriter except as provided in Sections 7 and 9 hereof.

13. In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives as the Representatives jointly.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the Representatives as the Representatives at, c/o Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282-2198, Attention: Registration Department; c/o BofA Securities, Inc., One Bryant Park, New York, New York 10036, Email: dg.ecm_execution_services@bofa.com, Attention: Syndicate Department, with a copy to Email: dg.ecm_legal@bofa.com, Attention: ECM Legal; c/o Morgan Stanley & Co. LLC, 1585 Broadway, New York, NY 10036-8293, Attention: Equity Syndicate Desk, with a copy to the Legal Department; c/o UBS Securities LLC, 11 Madison New York, New York 10010, Attention: Syndicate; and c/o Clear Street LLC, 4 World Trade Center, 150 Greenwich St. Floor 45, New York, New York 10007; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to 150 Greenwich Street, 45th Floor, New York, NY 10007 Attention: Chief Legal Officer; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the underwriters to properly identify their respective clients.

14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, or any director, officer, employee, or affiliate of any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

15. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

16. The Company acknowledges and agrees that (i) the purchase and sale of the Shares pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement, (iv) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate, and (v) none of the activities of the Underwriters in connection with the transactions contemplated herein constitutes a recommendation, investment advice, or solicitation of any action by the Underwriters with respect to any entity or natural person. The Company agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

17. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

18. This Agreement and any transaction contemplated by this Agreement and any claim, controversy or dispute arising under or related thereto shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws that would result in the application of any other law than the laws of the State of New York. The Company agrees that any suit or proceeding arising in respect of this Agreement or any transaction contemplated by this Agreement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and the Company and each of the Underwriters agree to submit to the jurisdiction of, and to venue in, such courts.

19. The Company and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

20. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

21. Notwithstanding anything herein to the contrary, the Company is authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

22. Recognition of the U.S. Special Resolution Regimes.

(a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

(c) As used in this section:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

[Signature Pages Follow]

If the foregoing is in accordance with the Representatives’ understanding, please sign and return to us one for the Company and each of the Representatives plus one for counsel counterparts hereof, and upon the acceptance hereof by the Representatives, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that the Representatives’ acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the Representatives’ part as to the authority of the signers thereof.

Very truly yours,

CLEAR STREET GROUP INC.

By:
Name:
Title:

[Signature Page to Underwriting Agreement]

Accepted as of the date hereof:

GOLDMAN SACHS & CO. LLC

By:
Name:
Title:

BOFA SECURITIES, INC.

By:
Name:
Title:

MORGAN STANLEY & CO. LLC

By:
Name:
Title:

UBS SECURITIES LLC

By:
Name:
Title:

By:
Name:
Title:

CLEAR STREET LLC

By:
Name:
Title:

On behalf of each of the Underwriters

[Signature Page to Underwriting Agreement]

SCHEDULE I

Underwriter	Total Number of Firm Shares to be Purchased		Number of Optional Shares to be Purchased if Maximum Option Exercised
Goldman Sachs & Co. LLC	[	•]	[	•]
BofA Securities, Inc.	[	•]	[	•]
Morgan Stanley & Co. LLC	[	•]	[	•]
UBS Securities LLC	[	•]	[	•]
Clear Street LLC	[	•]	[	•]
[•]	[	•]	[	•]

Total	[	•]	[	•]

Sch. I

SCHEDULE II

(a) Issuer Free Writing Prospectuses not included in the Pricing Disclosure Package:

Electronic roadshow dated [•]

(b) Additional Documents Incorporated by Reference:

[None]

(c) Information other than the Pricing Prospectus that comprise the Pricing Disclosure Package:

The initial public offering price per share for the Shares is $[•].

The number of Firm Shares purchased by the Underwriters is [•].

(d) Written Testing-the-Waters Communications:

[•]

Sch. II

ANNEX I

Form of Press Release

Clear Street Group Inc.

[•], 2026

Clear Street Group Inc. (“Company”) announced today that [Goldman Sachs & Co. LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC and UBS Securities LLC], the lead joint book-running managers in the Company’s recent public sale of [•] shares of Class A Common Stock, are [waiving] [releasing] a lock-up restriction with respect to [•] shares of the Company’s Class A Common Stock held by [certain officers or directors] [an officer or director] of the Company. The [waiver] [release] will take effect on [•], 202[•], and the shares may be sold on or after such date.

This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.

Annex I

ANNEX II

Form of Lock-Up Agreement

Clear Street Group Inc.

Lock-Up Agreement

[•], 2026

Goldman Sachs & Co. LLC

BofA Securities, Inc.

Morgan Stanley & Co. LLC

UBS Securities LLC

Clear Street LLC

As Representatives of the several Underwriters

named in Schedule I to the Underwriting Agreement

c/o Goldman Sachs & Co. LLC

200 West Street

New York, NY 10282-2198

c/o BofA Securities, Inc.

One Bryant Park

New York, New York 10036

c/o Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036-8293

c/o UBS Securities LLC

11 Madison

New York, New York 10010

c/o Clear Street LLC

4 World Trade Center

150 Greenwich St., Floor 45

New York, New York 10007

Re:Clear Street Group Inc. - Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that Goldman Sachs & Co. LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC, UBS Securities LLC and Clear Street LLC propose to enter into an underwriting agreement (the “Underwriting Agreement”) on behalf of the several Underwriters named in Schedule I to such agreement (collectively, the “Underwriters”), with Clear Street Group Inc., a Delaware corporation (the “Company”), providing for a public offering (the “Public Offering”)

Annex II

of shares (the “Shares”) of the Class A common stock, par value $0.00001 per share, of the Company (the “Class A Common Stock”) pursuant to a Registration Statement on Form S-1 (the “Registration Statement”) to be filed with the Securities and Exchange Commission (the “SEC”). Capitalized terms used but not defined herein have the meaning assigned to them in the Underwriting Agreement.

In consideration of the agreement by the Underwriters to offer and sell the Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of this agreement (this “Lock-Up Agreement”) and continuing to and including the date that is 180 days after the date of the final prospectus relating to the Public Offering (the “Prospectus”) (such period, the “Lock-Up Period”), the undersigned shall not, and shall not cause or direct any of his, her, its or their affiliates to, (i) offer, sell, contract to sell, pledge, grant any option, right or warrant to purchase, purchase any option or contract to sell, lend or otherwise transfer or dispose of any shares of Class A Common Stock, or any options or warrants to purchase any shares of Class A Common Stock, or any securities convertible into, exchangeable for or that represent the right to receive shares of Class A Common Stock (including the Class B common stock, par value $0.00001 per share, of the Company (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”) (such shares of Common Stock, options, rights, warrants or other securities, collectively, “Lock-Up Securities”), including, without limitation, any such Lock-Up Securities now owned or hereafter acquired by the undersigned, (ii) engage in any hedging or other transaction or arrangement (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) which is designed to or which reasonably could be expected to lead to or result in a sale, loan, pledge or other disposition (whether by the undersigned or someone other than the undersigned), or transfer of any of the economic consequences of ownership, in whole or in part, directly or indirectly, of any Lock-Up Securities, whether any such transaction or arrangement (or instrument provided for thereunder) would be settled by delivery of Common Stock or other securities, in cash or otherwise (any such sale, loan, pledge or other disposition, or transfer of economic consequences, a “Transfer”), (iii) make any demand for or exercise any right with respect to the registration of any Lock-Up Securities or (iv) otherwise publicly announce any intention to engage in or cause any action, activity, transaction or arrangement described in clause (i), (ii) or (iii) above. The undersigned represents and warrants that the undersigned is not, and has not caused or directed any of its affiliates to be or become, currently a party to any agreement or arrangement that provides for, is designed to or which reasonably could be expected to lead to or result in any Transfer during the Lock-Up Period.

Notwithstanding the foregoing, the undersigned may:

(a)	transfer the undersigned’s Lock-Up Securities:

(i)	as one or more bona fide gifts or charitable contributions, or for bona fide estate planning purposes,

(ii)	upon death by will, testamentary document or the laws of intestate succession,

(iii)

(A) if the undersigned is a natural person, to any member of the undersigned’s immediate family or to any trust for the direct or indirect benefit of the undersigned or the undersigned’s immediate family or (B) if the undersigned is a trust, to a trustor or beneficiary of the trust or the estate of a beneficiary of such trust or an entity wholly-owned by one or more members of the undersigned’s immediate family,

Annex II

(iv)

to a corporation, partnership, limited liability company or other entity of which the undersigned and the undersigned’s immediate family are the legal and beneficial owner of all of the outstanding equity securities or similar interests,

(v)	to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (a)(i) through (iv) above,

(vi)

if the undersigned is a corporation, partnership, limited liability company, trust or other business entity, (A) to another corporation, partnership, limited liability company or other business entity that is an affiliate (as defined in Rule 405 under the Securities Act of 1933, as amended, the “Securities Act”) of the undersigned, or to any investment fund or other entity which fund or entity is controlling, controlled by, managing or managed by or under common control with the undersigned or affiliates of the undersigned, or (B) as part of a distribution, transfer or disposition by the undersigned to its shareholders, limited stockholders, partners, general partners, limited liability company members or other equityholders or to the estate of any such shareholders, limited stockholders, partners, general partners, limited liability company members or other equityholders,

(vii)	by operation of law, such as pursuant to a qualified domestic order, divorce settlement, divorce decree, separation agreement or other court or regulatory agency order,

(viii)	to the Company from an employee of the Company upon death, disability or in connection with termination of employment, in each case, of such employee,

(ix)

if the undersigned is not an officer or director of the Company, in connection with a sale of the undersigned’s shares of Class A Common Stock acquired (A) from the Underwriters in the Public Offering or (B) in open market transactions after the closing date of the Public Offering,

(x)

to the Company in connection with the vesting, settlement or exercise of restricted stock units, shares of restricted stock, options, warrants or other rights to purchase shares of Class A Common Stock (including, in each case, by way of “net” or “cashless” exercise) that are scheduled to expire or automatically vest or settle during the Lock-Up Period, including any transfer to the Company for the payment of tax withholdings or remittance payments due as a result of the vesting, settlement or exercise of such restricted stock units, options, warrants or other rights, or in connection with the conversion or exchange of convertible securities, in all such cases pursuant to equity awards granted under a stock incentive plan or other equity award plan, or pursuant to the terms of convertible or exchangeable securities, as applicable, each as described in the Registration Statement, the preliminary prospectus relating to the Shares included in the Registration Statement immediately prior to the time the Underwriting Agreement is executed and the Prospectus, provided that any securities received upon such vesting, settlement, exercise or conversion that are not transferred to cover any such tax obligations shall be subject to the terms of this Lock-Up Agreement,

Annex II

(xi)

by pledging, hypothecating or otherwise granting a security interest in up to 25.0% of the Lock-Up Securities to one or more lending institutions as collateral or security for any bona fide loan, advance or extension of credit for the undersigned and any transfer upon foreclosure upon such Lock-Up Securities in accordance with the terms of the documentation governing any loan, advance, or extension of credit, provided, that the undersigned shall provide each of Goldman Sachs & Co. LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC and UBS Securities LLC prior written notice informing them of any public filing, report or announcement with respect to such pledge, hypothecation or other grant of a security interest, or

(xii)	with the prior written consent of Goldman Sachs & Co. LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC and UBS Securities LLC on behalf of the Underwriters,

provided that (A) in the case of clauses (a)(i), (ii), (iii), (iv), (v) and (vi) above, such transfer or distribution shall not involve a disposition for value, (B) in the case of clauses (a)(i), (ii), (iii), (iv), (v), (vi), (vii) and (xi) above, it shall be a condition to the transfer or distribution that the donee, devisee, transferee or distributee, as the case may be, shall sign and deliver a lock-up agreement in the form of this Lock-Up Agreement, (C) in the case of clauses (a)(ii), (iii), (iv), (v), (vi) and (xi) above, no filing by any party (including, without limitation, any donor, donee, devisee, transferor, transferee, distributor or distributee) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or other public filing, report or announcement reporting a reduction in beneficial ownership of Lock-Up Securities shall be required or shall be voluntarily made in connection with such transfer or distribution, and (D) in the case of clauses (a)(i), (vii), (viii), (ix) and (x) above, no filing under the Exchange Act or other public filing, report or announcement shall be voluntarily made, and if any such filing, report or announcement shall be legally required during the Lock-Up Period, such filing, report or announcement shall clearly indicate in the footnotes thereto (A) the circumstances of such transfer or distribution and (B) in the case of a transfer or distribution pursuant to clauses (a)(i) or (vii) above, that the donee, devisee, transferee or distributee has agreed to be bound by a lock-up agreement in the form of this Lock-Up Agreement;

(b)

enter into a written plan meeting the requirements of Rule 10b5-1 under the Exchange Act relating to the transfer, sale or other disposition of the undersigned’s Lock-Up Securities, if then permitted by the Company, provided that none of the securities subject to such plan may be transferred, sold or otherwise disposed of until after the expiration of the Lock-Up Period and no public announcement, report or filing under the Exchange Act, or any other public filing, report or announcement, shall be voluntarily made (whether by or on behalf of the undersigned, the Company or any other party) regarding, or that otherwise discloses, the establishment of such plan during the Lock-Up Period, and if any such filing, report or announcement shall be legally required during the Lock-Up Period, such filing, report or announcement shall clearly indicate that that none of the securities subject to such plan may be transferred, sold or otherwise disposed of pursuant to such plan until after the expiration of the Lock-Up Period; and

(c)

transfer the undersigned’s Lock-Up Securities pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction that is approved by the Board of Directors of the Company and made to all holders of the Company’s capital stock involving a Change of Control of the Company, in one transaction or a series of related transactions, to a person or group of affiliated persons, of shares of capital stock if, after such transfer, such person or group of affiliated persons would hold at least a majority of the outstanding voting securities of the Company (or the surviving entity)); provided that in the event that such tender offer, merger, consolidation or other similar transaction is not completed, the undersigned’s Lock-Up Securities shall remain subject to the provisions of this Lock-Up Agreement.

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If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing provisions shall be equally applicable to any issuer-directed or other Shares the undersigned may purchase in the Public Offering.

Notwithstanding the foregoing, in the event that you grant a release to any holder of Shares other than the undersigned relating to the lock-up restrictions set forth herein (any such release, a “Triggering Release,” and the party receiving such release, the “Triggering Release Party”), then a number of each of the undersigned’s Lock-Up Securities (rounded down to the nearest whole share) shall also be released (a “Pro-Rata Release”) from the restrictions set forth in this Lock-Up Agreement, such number of Lock-Up Securities released being the total number of the undersigned’s Lock-Up Securities held on the date of such Triggering Release multiplied by a fraction, the numerator of which shall be the number of Lock-Up Securities released pursuant to the Triggering Release, and the denominator of which shall be the total number of Shares held by the Triggering Release Party on such date; provided that such Pro Rata Release shall not be applied in the event of (a) releases effected solely to permit a transfer not involving a disposition for value and the transferee has agreed in writing to be bound by the same terms described in this Lock-Up Agreement to the extent and for the duration that such terms remain in effect at the time of such transfer, (b) releases granted to a natural person due to circumstances of an emergency or hardship as determined by you in your sole judgment, (c) releases granted from such lock-up restrictions to any individual by you in an amount less than or equal to 1% of the Company’s total outstanding Shares, taken as a whole on a fully diluted basis, in the aggregate across all such releases and after giving effect to such release(s), or (d) any primary or secondary public offering or sale that is underwritten (the “Underwritten Sale”) of the Shares during the Lock-Up Period; provided, however, that the undersigned is offered the opportunity to participate on a pro rata basis with and otherwise on the same terms as any other equity holders in such Underwritten Sale.

For purposes of this Lock-Up Agreement, (i) “immediate family” shall mean any relationship by blood, current or former marriage, domestic partnership or adoption, not more remote than first cousin, and (ii) “Change of Control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons, of shares of capital stock if, after such transfer, such person or group of affiliated persons would hold at least a majority of the total voting power of the voting stock of the Company (or the surviving entity).

If the undersigned is not a natural person, the undersigned represents and warrants that no single natural person, entity or “group” (within the meaning of Section 13(d)(3) of the Exchange Act), other than a natural person, entity or “group” (as described above) that has executed a Lock-Up Agreement in substantially the same form as this Lock-Up Agreement, beneficially owns, directly or indirectly, 50% or more of the common equity interests, or 50% or more of the voting power, in the undersigned.

If the undersigned is an officer or director of the Company, (i) Goldman Sachs & Co. LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC and UBS Securities LLC agree that, at least three (3) business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of shares of Class A Common Stock, Goldman Sachs & Co. LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC and UBS Securities LLC will notify the Company of the impending release or waiver, and (ii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service (or such

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other method approved by Goldman Sachs & Co. LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC and UBS Securities LLC that satisfies the requirements of FINRA Rule 5131(d)(2)) at least two business days before the effective date of the release or waiver. Any release or waiver granted by Goldman Sachs & Co. LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC and UBS Securities LLC hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (i) the release or waiver is effected solely to permit a transfer not for consideration or that is to an immediate family member as defined in FINRA Rule 5130(i)(5) and (ii) the transferee has agreed in writing to be bound by the same terms described in this Lock-Up Agreement to the extent and for the duration that such terms remain in effect at the time of the transfer.

The undersigned now has, and, except as contemplated by clauses (a) and (c) of the third paragraph of this Lock-Up Agreement, for the duration of this Lock-Up Agreement will have, good and marketable title to the undersigned’s Lock-Up Securities, free and clear of all liens, encumbrances and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Lock-Up Securities except in compliance with the foregoing restrictions.

The undersigned acknowledges and agrees that none of the Underwriters has made any recommendation or provided any investment or other advice to the undersigned with respect to this Lock-Up Agreement or the subject matter hereof, and the undersigned has consulted its own legal, accounting, financial, regulatory, tax and other advisors with respect to this Lock-Up Agreement and the subject matter hereof to the extent the undersigned has deemed appropriate. The undersigned further acknowledges and agrees that, although the Underwriters may have provided or hereafter provide to the undersigned in connection with the Public Offering a Form CRS and/or certain other disclosures as contemplated by Regulation Best Interest, the Underwriters have not made and are not making a recommendation to the undersigned to enter into this Lock-Up Agreement or to transfer, sell or dispose of, or to refrain from transferring, selling or disposing of, any shares of Class A Common Stock, and nothing set forth in such disclosures or herein is intended to suggest that any Underwriter is making such a recommendation.

This Lock-Up Agreement shall automatically terminate and the undersigned shall be released from all of his, her or its obligations hereunder upon the earlier of (i) the date on which the Registration Statement filed with the SEC with respect to the Public Offering is withdrawn, (ii) the date on which for any reason the Underwriting Agreement is terminated (other than the provisions thereof that survive termination) prior to payment for and delivery of the Shares to be sold thereunder (other than pursuant to the Underwriters’ option thereunder to purchase additional Shares), (iii) the date on which the Company notifies Goldman Sachs & Co. LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC and UBS Securities LLC, in writing and prior to the execution of the Underwriting Agreement, that it does not intend to proceed with the Public Offering and (iv) April 30, 2026, in the event that the Underwriting Agreement has not been executed by such date (provided, however, that the Company may, by written notice to the undersigned prior to such date, extend such date by a period of up to an additional 90 days).

Notwithstanding anything herein to the contrary, the Underwriters and their respective affiliates, other than the undersigned, may engage in brokerage, investment advisory, financial advisory, anti-raid advisory, merger advisory, financing, asset management, trading, market making, arbitrage, principal investing and other similar activities conducted in the ordinary course of their affiliates’ business.

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The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns. The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflict of laws that would result in the application of any law other than the laws of the State of New York. This Lock-Up Agreement may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com) or other transmission method, and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature Pages Follow]

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Very truly yours,

IF AN INDIVIDUAL:		IF AN ENTITY:

By:
	(duly authorized signature)	(please print complete name of entity)

Name:		By:
	(please print full name)		(duly authorized signature)

Name:
(please print full name)

Title:
(please print full title)

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